Exhibit 10.2
Description of performance goals under the Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program and the National Fuel Gas Company Executive Annual Cash Incentive Program
On December 20, 2010, the Compensation Committee of the Board of Directors of National Fuel Gas Company (the “Company”) adopted specific written performance goals for fiscal year 2011 under the Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program (“AARCIP”) for David F. Smith, Ronald J. Tanski, Matthew D. Cabell and Anna Marie Cellino. Mr. Smith is Chairman of the Board and Chief Executive Officer of the Company. Mr. Tanski is President and Chief Operating Officer of the Company. Mr. Cabell is President of Seneca Resources Corporation (“Seneca Resources”), the Company’s exploration and production subsidiary, and Senior Vice President of the Company. Mrs. Cellino is President of National Fuel Gas Distribution Corporation (“Distribution Corporation”), the Company’s utility subsidiary.
Mr. Smith, Mr. Tanski, Mr. Cabell and Mrs. Cellino will earn cash compensation in fiscal 2011 under the AARCIP depending upon their performance relative to their goals. Compensation amounts pursuant to these arrangements can range from zero to 200% of salary for Mr. Smith, from zero to 160% of salary for Mr. Tanski and from zero to 140% of salary for Mr. Cabell and Mrs. Cellino. Target compensation is 100% of salary for Mr. Smith, 80% of salary for Mr. Tanski and 70% of salary for Mr. Cabell and Mrs. Cellino. The Compensation Committee may approve other compensation or awards at its discretion.
The goals for Mr. Smith relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production volume (multiple goals weighted in the aggregate as 35% of the formula), safety and environmental compliance (multiple goals weighted in the aggregate as 10% of the formula), and the Company’s investor relations program (weighted as 5% of the formula).
The goals for Mr. Tanski relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production volume (weighted as 15% of the formula), growth of the pipeline and storage segment (weighted as 15% of the formula), management of the capital expenditure budgets of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 5% of the formula), safety (weighted as 5% of the formula), Distribution Corporation’s effectiveness in obtaining customer assistance under the Home Energy Assistance Program (weighted as 5% of the formula), and the Company’s investor relations program (weighted as 5% of the formula).
The goals for Mr. Cabell relate to Company earnings per share (weighted as 15% of the formula), earnings per share of Seneca Resources (weighted as 15% of the formula), oil and natural gas production volume (multiple goals weighted in the aggregate as 30% of the formula), oil and natural gas reserve replacement (weighted as 20% of the formula), finding and development costs (weighted as 10% of the formula), lease operating expenses and general and administrative expenses (weighted as 5% of the formula), and environmental/safety compliance (weighted as 5% of the formula).
The goals for Mrs. Cellino relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), safety (multiple goals weighted in the aggregate as 15% of the formula), Distribution Corporation customer service standards (weighted as 10% of the formula), Distribution Corporation meter reading (weighted as 10% of the formula), employee education (weighted as 5% of the formula), and Distribution Corporation’s effectiveness in obtaining customer assistance under the Home Energy Assistance Program (multiple goals weighted in the aggregate as 10% of the formula).
Also on December 20, 2010, the Compensation Committee adopted specific written performance goals for fiscal year 2011 under the National Fuel Gas Company Executive Annual Cash Incentive Program (“EACIP”) for David P. Bauer, Treasurer and Principal Financial Officer of the Company; and James D. Ramsdell, Senior Vice President of Distribution Corporation. Mr. Bauer and Mr. Ramsdell will earn cash compensation in fiscal 2011 under the EACIP depending upon their performance relative to their goals. Compensation amounts pursuant to these arrangements can range from zero to 90% of salary for Mr. Bauer and Mr. Ramsdell. Target compensation is 45% of salary for Mr. Bauer and Mr. Ramsdell. The Compensation Committee may approve other compensation or awards at its discretion.
The goals for Mr. Bauer relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), the Company’s investor relations program (multiple goals weighted in the aggregate as 20% of the formula), internal control compliance (weighted as 5% of the formula), and individual performance as otherwise subjectively determined (weighted as 25% of the formula).
The goals for Mr. Ramsdell relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), safety (multiple goals weighted in the aggregate as 15% of the formula), Distribution Corporation meter reading (weighted as 5% of the formula), management of the capital expenditure budgets of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 5% of the formula), and individual performance as otherwise subjectively determined (weighted as 25% of the formula).